As filed with the Securities and Exchange Commission on June 4, 2010

Registration Nos. 033-16439 and 811-05159

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 81	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 83	☒

RS INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, California 94111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 766-3863

TERRY R. OTTON

c/o RS Investments

388 Market Street

San Francisco, California 94111

(Name and Address of Agent for Service)

TIMOTHY W. DIGGINS, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on May 1, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment relates solely to RS Capital Appreciation Fund, a series of RS Investment Trust (the “Trust”). This Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other series of the Trust.

Prospectus

[    ], 2010

RS Investment Trust

RS Capital Appreciation Fund

Class A, C, K and Y Shares

Call RS Investments at 800-766-3863 to find out more about the Fund. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

	Class A		Class C		Class K		Class Y
RS Capital Appreciation Fund	[	]	[	]	[	]	[	]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800-766-3863 | www.RSinvestments.com	RS | investments

i

RS CAPITAL APPRECIATION FUND

RS Capital Appreciation Fund

Investment Objective

Long term growth of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page [    ] of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page [    ] of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class A		Class C	Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%[2]	None	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Class A		Class C		Class K		Class Y
Management Fees	[	]%	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%		N/A
Other Expenses[3]	[	]%	[	]%	[	]%	[	]%
Acquired Fund Fees and Expenses	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses[4]	[	]%	[	]%	[	]%	[	]%
Fee Waiver/Expense Limitation[4]	[	]%	[	]%	[	]%	[	]%
Net Expenses[4]	[	]%	[	]%	[	]%	[	]%

[1]	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
[2]	Contingent deferred sales load applies for shares sold within one year of purchase.
[3]	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
[4]

An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2012, to limit the Fund’s Total Annual Fund Operating Expenses to [    ]% for Class A shares, [    ]% for Class C shares, [    ]% for Class K shares, and [    ]% for Class Y shares. The effect[, if any,] of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect[, if any,] of this expense limitation on Total Annual Fund Operating Expenses. This expense limitation will continue through April 30, 2012, at which time RS Investments will determine whether or not to renew or revise it

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through April 30, 2012 are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class K	Class Y	Class A	Class C	Class K	Class Y
1 Year	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]
3 Years	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]
5 Years	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]
10 Years	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]	$ [ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As of the date of this prospectus, the Fund has not yet commenced investment operations.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. Securities in which the Fund invests may be traded on domestic or foreign securities exchanges or on the over-the-counter markets. Although the Fund is a diversified mutual fund, the Fund will likely hold a limited number of securities. The Fund’s investment team currently expects that the Fund will normally hold between 20 and 30 securities positions.

The Fund’s investment team performs fundamental research on individual companies and seeks to identify advantaged businesses that can produce predictable and growing excess cash flow. The team seeks to purchase companies with these growth characteristics only when the companies’ current market value is lower than the investment team’s estimate of the companies’ long-term intrinsic values.

The investment team seeks to identify “advantaged businesses,” which are companies the investment team believes have one or more of the following growth characteristics:

•	Growth potential — companies that can grow by leveraging their structural, competitive and economic positions into other markets and/or products

•	Financial strength — companies with solid financial foundations, as represented by strong balance sheets and prudent levels of debt

•

Cash flow generation — companies that can typically generate excess cash flow beyond that needed to fund internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings

•	Pricing flexibility — companies that demonstrate the ability to insulate their economics from extremely competitive pricing pressure

•	Franchise position — companies that typically have a leading market share, or a defined niche in their market

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RS CAPITAL APPRECIATION FUND

•	Competitive barriers to entry — companies that tend to operate in industries with significant barriers to entry

•	Attractive returns on capital — companies that tend to generate above average returns on the capital they deploy

Once the investment team identifies an advantaged company with one or more of these growth characteristics, it evaluates the company’s current market price on the basis of a number of criteria, including:

•	Discounted cash flow analysis — whether the company’s current market value reflects an acceptable discount to the value of the business as determined by cash flow analysis

•

Discount to comparable transaction value — whether the company’s current market value reflects a substantial discount from a price at which the securities of comparable businesses have been sold in arms length transactions

•

Discount to asset value — whether the company’s current market value reflects a substantial discount from the company’s asset value, as determined by the Fund’s investment team based on its analysis of the company’s hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises.

While investments are generally made for the long term, they are typically sold when the investment team believes that:

•	Anticipated price appreciation has been achieved or is no longer probable;

•	Alternate investments offer superior total return prospects; or

•	A fundamental change has occurred in the company or its market.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than most other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

Capitalization Risk

To the extent the Fund invests in small- and mid-cap companies, these investments may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk

Foreign securities are subject to political, regulatory and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and

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RS CAPITAL APPRECIATION FUND

the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Fund Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund’s Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to the [            ], a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class A shares of the Fund provided in the chart and table below is that of the Predecessor Fund. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.RSinvestments.com or by calling 800-766-3863.

Annual Total Return for Class A Shares (calendar year-end)[1]

[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Best Quarter [ ] Quarter [ ] [ ]%					Worst Quarter [ ] Quarter [ ] [ ]%

1.	For the period from 1/1/10 to 6/30/10, the total return for Class A shares of the Fund was [ ]%.

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year		5 Years		10 Years		Since Inception ( )
Class A Shares
Return Before Taxes	[	]%	[	]%	[	]%	[	]%
Return After Taxes on Distributions	[	]%	[	]%	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	[	]%	[	]%
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	[	]%	[	]%	[	]%	[	]%

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RS CAPITAL APPRECIATION FUND

S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index.

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance information is not presented for Class C, Class K, and Class Y shares of the Fund because, as of the date of this Prospectus, Class C, Class K, and Class Y shares do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C, Class K, and Class Y shares. Annual returns of the three classes would differ from the returns of Class A to the extent that Class C, Class K, and Class Y shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Team

[    ] has been a member of the Fund’s investment team since its inception. He/She managed [    ], the Predecessor Fund to the Fund, since [    ].

[    ] has been a member of the Fund’s investment team since its inception. He/She managed [    ], the Predecessor Fund to the Fund, since [    ].

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000	None
Minimum Subsequent Investments	$100	$100	None	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

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RS CAPITAL APPRECIATION FUND

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Capital Appreciation Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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YOUR INVESTMENT

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. Securities in which the Fund invests may be traded on domestic or foreign securities exchanges or on the over-the-counter markets. Although the Fund is a diversified mutual fund, the Fund will likely hold a limited number of securities. The Fund’s investment team currently expects that the Fund will normally hold between 20 and 30 securities positions.

The Fund’s investment team performs fundamental research on individual companies and seeks to identify advantaged businesses that can produce predictable and growing excess cash flow. The team seeks to purchase companies with these growth characteristics only when the companies’ current market value is lower than the investment team’s estimate of the companies’ long-term intrinsic values.

The investment team seeks to identify “advantaged businesses,” which are companies the investment team believes have one or more of the following growth characteristics:

•	Growth potential — companies that can grow by leveraging their structural, competitive and economic positions into other markets and/or products

•	Financial strength — companies with solid financial foundations, as represented by strong balance sheets and prudent levels of debt

•

Cash flow generation — companies that can typically generate excess cash flow beyond that needed to fund internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings

•	Pricing flexibility — companies that demonstrate the ability to insulate their economics from extremely competitive pricing pressure

•	Franchise position — companies that typically have a leading market share, or a defined niche in their market

•	Competitive barriers to entry — companies that tend to operate in industries with significant barriers to entry

•	Attractive returns on capital — companies that tend to generate above average returns on the capital they deploy

Once the investment team identifies an advantaged company with one or more of these growth characteristics, it evaluates the company’s current market price on the basis of a number of criteria, including:

•	Discounted cash flow analysis — whether the company’s current market value reflects an acceptable discount to the value of the business as determined by cash flow analysis

•

Discount to comparable transaction value — whether the company’s current market value reflects a substantial discount from a price at which the securities of comparable businesses have been sold in arms length transactions

•

Discount to asset value — whether the company’s current market value reflects a substantial discount from the company’s asset value, as determined by the Fund’s investment team based on its analysis of the company’s hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises.

8

While investments are generally made for the long term, they are typically sold when the investment team believes that:

•	Anticipated price appreciation has been achieved or is no longer probable;

•	Alternate investments offer superior total return prospects; or

•	A fundamental change has occurred in the company or its market.

Additional Information About Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that the Fund’s investment adviser believes are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the foregoing Fund Summary and are described in this section. In addition, the Fund may be subject to additional risks other than those described below and in the following pages because the types of investments made by the Fund can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Fund, its investments, and the related risks.

There is no guarantee that the Fund will achieve its objective, and you may lose money by investing in the Fund. In the sections that follow, more detail is provided about the Fund’s principal risks and about circumstances that could adversely affect the value of the Fund’s shares or its total return.

The analysis of an investment by the Fund’s adviser can be incorrect and its selection of investments can lead to the Fund’s underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of investments for any particular economic cycle.

Also, the timing of movements from one type of investment to another could have a negative effect on the overall investment performance of the Fund. The performance of an investment in certain types of securities may be more dependent on an adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Investment Trust (the “Trust”) may change the investment objective and the policies of the Fund without a vote of the shareholders unless otherwise specifically stated.

Capitalization Risk

To the extent the Fund invests in small- and mid-cap companies, these investments may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Equity Securities Risk

The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of

9

equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s portfolio managers view as unfavorable for equity securities.

The Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that the Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. For example, the Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of the Fund. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Fund’s investment performance. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are often denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. The Fund may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than most other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

10

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Fund will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries in relation to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Additional Information About the Fund’s Investment Strategies and Risks

In addition to the principal investment strategies described in the Fund Summary, the Fund may at times use the strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Fund’s adviser might use in managing the Fund. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Fund’s Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Fund may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar- denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions, and may borrow as part of its investment strategy. When the Fund borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Cash Position Risk

The Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. The Fund’s adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Fund’s assets invested in cash and cash

11

equivalents may at times exceed 25% of the Fund’s net assets. To the extent that the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Convertible Securities

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of the Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Defensive strategies

At times, the adviser to the Fund may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that such adviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging

12

market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Fund’s investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Fund. The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for the Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Financial Futures Contracts

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund’s adviser misjudges the direction of interest rates, markets, or foreign exchange rates, the Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Fund, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Fund’s counterparty to perform its obligation. The Fund may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described below under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Fund’s investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (5% of assets for money market funds).

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Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Fund as liquid. If the Fund’s adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Limited Portfolio Risk

The Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value (“NAV”).

Options

The Fund may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Fund may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options — more money than it would have lost by investing directly in the security.

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Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Repurchase Agreements

The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the adviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by the adviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Fund may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

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Small and/or Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Fund’s adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

When-issued or Delayed-delivery Transactions

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

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Other

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.)

Additional Information on Expenses

The information shown for the Fund in the Annual Fund Operating Expenses tables in the section entitled “Summary Information” is based on estimated amounts for the Fund’s initial fiscal year and a contractual management fee waiver agreement in effect through April 30, 2012. If the Fund experiences a decline in average net assets due to market volatility or other factors, the Fund’s expense ratios for the current fiscal year may be higher than the expense information presented in the tables, but not to exceed the applicable expense limitation shown.

Management of the Fund

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $13.9 billion in assets as of December 31, 2009. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. RS Investments also provides administrative services to the Fund pursuant to the investment advisory agreement with the Fund. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

The Fund’s adviser places all orders for purchases and sales of the Fund’s investments. In selecting broker-dealers, the adviser may consider research and brokerage services furnished to it and its affiliates.

It is possible that the Fund’s adviser or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more- favorable terms, or at more-favorable prices than the Fund.

The Fund’s contractual advisory fee rate is [    ]%.

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A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Investment Team Biographical Information

[Portfolio Manager information to come.]

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Fund. For information about how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus.

Types of Shares Available

Class A, Class C, Class K and Class Y shares are offered in this Prospectus. For each class, expenses and sales loads vary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly

There is a one-time charge that you may pay upon either purchase or sale of Class A or Class C shares of the Fund. At purchase it is called an “initial sales load;” at sale, a “deferred sales load.” These charges provide compensation to Guardian Investor Services LLC (“GIS”), the Fund’s principal underwriter, in connection with the sale of the Fund’s shares to you. They do not cover any fee your broker or agent may charge you for helping you buy shares in the Fund. No sales loads are imposed on Class K or Y shares, although your financial intermediary may charge you a fee for helping you buy shares of the Fund.

Expenses You Pay Through the Fund

The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Class A, Class C, and Class K shares of the Fund make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Class Y shares do not pay 12b-1 fees. The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares, 1.00% on Class C shares, and 0.65% on Class K shares. Because Rule 12b-1 fees are paid out of the Fund’s Class A, Class C, and Class K assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales

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loads. For example, the higher Rule 12b-1 fees for Class C and Class K shares may cost you more over time than paying the initial sales load for Class A shares. All shareholders of Class A, Class C, and Class K shares share in the expense of Rule 12b-1 fees paid by the Fund; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

In addition to payments under the Plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the Plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payment will be allocated between GIS and RS Investments by mutual agreement.

Because the Fund pays distribution and other fees for the sale of its shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable for purchase.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder

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lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Fund. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates (including RS Investments), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Choosing a Share Class

You can choose from up to four share classes offered in this Prospectus when you purchase the Fund: Class A, Class C, Class K, or Class Y, although Class K shares are available only to certain institutional investors or qualified retirement plans such as 401(k) plans and Class Y shares are available only to certain investors as described below.

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Fund in the future.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver (which could make you subject to a contingent deferred sales load in some cases). This means that less money will be invested in the Fund immediately. Class C shares do not have initial sales loads, but you may pay a contingent deferred sales load if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares. Class C, Class K, and Class Y shares do not convert to another class.

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The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the Fund’s expenses in the Fund Summary in this Prospectus. You should also consider the effects of any available sales loads waivers.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and current and former Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, at its discretion.

RS Investments reserves the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

Summary of Share Classes

	Minimum Initial /Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load[3]	Annual 12b-1 Fee
Class A Shares	$2,500/$100	[1]	None	4.75%[2]	None[4]	0.25%
Class C Shares	$2,500/$100	[1]	$1,000,000	None	1.00%, if shares are redeemed within 1 year of purchase	1.00%
Class K Shares	$1,000/None		None	None	None	0.65%
Class Y Shares	None/$100		None	None	None	None

1	A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.
2	As discussed below, initial sales loads with respect to sales of Class A shares may be waived in certain circumstances.
3	The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the contingent deferred sales load.
4	A contingent deferred sales load of 1.00% applies if Class A share purchases of $1 million or more are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the contingent deferred sales load, such as the return of excess contributions, loans, and required minimum distributions under the Internal Revenue Code. Please see the Statement of Additional Information for details.

Class A Shares

When you buy Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are subject to a 12b-1 fee. The 12b-1 fee associated with Class A shares is lower than the 12b-1 fees associated with Class C and Class K shares. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances. Please see the tables below and on the following pages for details. For information about sales loads and sales load reductions and waivers, please visit RS

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Investments’ Web site at www.RSinvestments.com (click on “Open an Account” under the “Shareholder Resources” section of the “Account Access” page) or consult with your financial advisor.

RS Capital Appreciation Fund

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more[1]	None	None	None	Up to 1.00%[3]

1	If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.
2	GIS or its affiliates may pay special compensation from time to time.
3	Based on the amount of the purchase payment

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, The Guardian Life Insurance Company of America (“Guardian Life”), their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement plans that invest $3 million in plan assets;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

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•

accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible; and

•

accounts that held shares of the Fund as of [            ], 2010 and have continuously held shares of one or more of the RS Funds since [            ], 2010. Accounts held through certain financial intermediaries may not be eligible.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

If you are responsible (as a trustee or otherwise) for the investment management of an institutional investor (e.g., a company, foundation, trust, endowment or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent.

Rights of Accumulation

You may add the current value of all of your existing RS Funds’ investments, including investments you hold through other accounts, to determine the front-end sales load to be applied to your current Class A purchase. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales load. Specifically, initial sales loads are paid on Class A shares of the Fund, and Class B shares (offered by other RS Funds) and Class C shares are subject to a contingent deferred sales load, so these shares may be included unless the sales loads have been waived. RS Money Market Fund purchases, and shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us, Boston Financial Data Services, the Fund’s transfer agent (“BFDS”), or the registered representative through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

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Investment by Letter of Intent

An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of Class A shares of the Fund may do so by completing the letter of intent information on the application or the Shareholder Privilege form. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales load, such as RS Money Market Fund shares or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Class C Shares

The sales load on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The contingent deferred sales load is 1.00% of the purchase or sale price of the shares, whichever is less.

Class C shares are subject to a 12b-1 fee (1.00%), which is greater than the 12b-1 fee associated with Class A shares (0.25%). Class C shares do not convert to another class of shares after a period of time. This means that even if the contingent deferred sales load is not applicable, you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Class K Shares

Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP, or SARSEP plan). An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class K shares of the Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans, or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging, and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.

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Like Class C shares, Class K shares are subject to a 12b-1 fee (0.65%), which is greater than the 12b-1 fee associated with Class A shares (0.25%), and do not convert to another class of shares after a period of time. This means that you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Class Y Shares

Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $25 million, that either were introduced to the Fund by a financial intermediary that is authorized to sell Class Y shares (including institutional investors purchasing shares through certain fee-based advisory wrap programs), or were not introduced to the Fund by a financial intermediary; (2) a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis; (3) officers, directors, and employees of RS Investments and its affiliates and their family members and current and former Trustees of the Trust and their family members; or (4) investors purchasing shares in the Fund through a fee-based advisory wrap program that is authorized to sell Class Y shares.

RS Investments may waive the conditions for purchase of Class Y shares in its sole discretion. All determinations as to eligibility of an investor to purchase Class Y shares of the Fund will be made by RS Investments in its sole discretion. If you own Class A shares of the Fund and satisfy one of the conditions for purchase of Class Y shares set forth above, you may be able to convert the Class A shares held by you into Class Y shares of the Fund. Contact RS Investments’ Institutional Services for information at 800-766-3863, Option 2.

There is a $100 minimum subsequent purchase requirement. You do not pay a sales load of any kind on Class Y shares, and these shares are not subject to 12b-1 fees.

The Trust reserves the right to convert Class Y shares of the Fund held in an investor’s account to Class A shares of the Fund to the extent the investor no longer satisfies the eligibility conditions for Class Y shares. An investor’s Class Y shares will not be converted to Class A shares without prior notice by the Trust.

Information About Contingent Deferred Sales Loads

When you place an order to sell Class C shares (and, in some instances, Class A shares), any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to redeem enough additional shares to cover the contingent deferred sales load. The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales load.

When you sell Class C shares, the contingent deferred sales load is calculated as if shares not subject to a sales load are sold first. This means that the sales load will be assessed at the lowest

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possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales load. You would next sell the shares you have owned the longest because they are subject to the lowest sales load. For tax purposes, the amount of any contingent deferred sales load will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The contingent deferred sales load will be waived if you are exchanging your Class C shares for shares of the same class of another Fund within the Trust. The load is also waived for a total or partial redemption within a year of the death or disability of the shareholder or to satisfy a mandatory minimum distribution from an IRA account upon turning 701/2 years old. If you are making an automatic withdrawal of proceeds of Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

How Shares Are Priced

The Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally, 4:00 p.m. eastern time) each day the NYSE is open. The Fund will not price its shares on days when the NYSE is closed. The Fund values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Fund values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Fund’s assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the value of the securities held directly by the Fund and the NAVs of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of

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the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. If there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed each day and the close of the NYSE. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Fair value pricing may also be used for other securities when their prices become stale due to lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

How to Purchase Shares

The Fund is intended as a long-term investment vehicle and is not intended for short-term trading. Please refer to “Frequent Purchases and Redemptions” on page [    ] for more information.

To buy shares of the Fund, you will need:

•	payment for the purchase where applicable,

•	instructions for your investment, and

•	a properly completed Trust application.

Your first purchase must be made through registered representatives of broker-dealer firms that are authorized to sell RS Funds or other institutions that are authorized to sell RS Funds.

A registered representative is an employee of a broker-dealer, who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

GIS may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Fund, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a “processing” or “service” fee) for purchases or sales of Fund shares. This fee is in addition to the sales load and other charges imposed by the Fund, as described in this Prospectus.

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You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, Boston Financial Data Services (800-766-3863).

You may make your follow-up investments by mail, online, by wire transfer, or by telephone as described below and on the following page. All purchases must be made in U.S. dollars.

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By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) In general, third-party checks or cash equivalents (i.e., money orders, cashier’s checks, bank drafts, and travelers’ checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Fund or BFDS. The Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and the Fund reserve the right to reject any purchase order and to suspend the offering of the Fund’s shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

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Online If you have an existing account, you can place an order with us over the Internet at www.RSinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

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By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

State Street Bank and Trust Company

ABA Routing Number 0110-000-28

Boston, MA 02101

Attention: RS Investments NC 9904-713-6

Name of your Fund:

Account of: [your name]

Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.

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By Telephone You or your registered representative can place an order with us by phone by calling 800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4 p.m. eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have authorized several broker-dealers and other institutions to receive purchase requests for Fund shares. In order for your purchase to be based on the Fund’s next determined NAV, the authorized broker-dealer or other institution must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and the broker-dealer or other institution must subsequently communicate the request properly to the Fund.

Other Information About Purchasing Shares

The Trust or RS Investments may at its discretion impose additional limitations on the sale of shares of the Fund at any time and may waive or eliminate any limitation at any time without notice. Contact RS Investments for more information.

All purchases of the Fund’s shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify the Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at a price based on the NAV next determined after the purchase is accepted. (See “How Shares Are Priced” on page [    ].) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day’s close of regular trading may be effected nevertheless at a price based on the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by the Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to the Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting the Fund. See “Frequent Purchases and Redemptions” on page [    ].

The Fund, RS Investments, or GIS, the Fund’s distributor, may at their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Fund.

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The Fund’s shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund’s investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the NAV next determined after we receive your completed request to sell in good order. If you are selling Class A or Class C shares, any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire.

Normally, we will send payment within three business days from when we receive your request to sell; and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of the Fund’s securities is impractical or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of the Fund’s net assets at the beginning of the period. If redemptions by any shareholder of the Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the Fund, on any business day when the NYSE is open, by any of the following procedures.

•	By Mail If you wish, you can send us a written request to sell your shares.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

P.O. Box 219717

Kansas City, MO 641 21-971 7

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If you are using registered, certified, or express mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

330 West 9th Street, First Floor

Kansas City, MO 64105-1514

For SIMPLE IRAs of which State Street Bank and Trust Company is custodian:

Regular U.S. mail:

Guardian Investor Services LLC-SIMPLE IRA Administration

c/o Defined Contribution Services

P.O. Box 8397

Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust Company:

Regular U.S. mail:

Guardian Investor Services LLC-401(k) Administration do Defined Contribution Services

P.O. Box 8396

Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company,

Certified, registered, or overnight mail:

Guardian Investor Services LLC

c/o BFDS-Defined Contribution Services

30 Dan Road

Canton, MA 02021

For qualified plans administered by ExpertPlan, Inc.:

Regular U.S. mail:

MCB Trust Services

Attn: TPA #000111

P.O. Box 46546

Denver, CO 80201

Certified, registered, or overnight mail:

MCB Trust Services

Attn: TPA #000111

700 17th Street

Suite 300

Denver, CO 80202

Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

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Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

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By Telephone To redeem shares you may call 800-766-3863 between 9:00 am. and 6:00 p.m. eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 866-727-7675. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 866-727-4015. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 866-468-4015. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon seven days’ notice to shareholders.

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Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may use www.guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan, Inc. may use www.expertplan.com/gis401kjsp. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

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•

By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

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Autosell The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 800-766-3863 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automated Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear in BFDS’s records, along with a voided check to BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

We have authorized several broker-dealers and other institutions to receive requests to sell shares. In order for your request to sell shares to be processed at the Fund’s next determined NAV, the authorized broker-dealer or other institution must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and the broker-dealer or other institution must subsequently communicate the request properly to the Fund.

Reinstatement Privilege

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class C shares will receive pro rata credit for any contingent deferred sales load paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares.

This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to exercise your reinstatement privilege, please contact your financial intermediary.

Exch anges

Shares of any class of the Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. Exchanges of shares will be made at their relative NAVs. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Fund.

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Shareholders will not be required to pay any initial or deferred sales loads in connection with exchanges made pursuant to the prior sentence or later sales of Class A shares received pursuant to such exchanges.

If you sell your shares at any point after an exchange, any contingent deferred sales load will be calculated from the date of the initial purchase, not the date of exchange. FOR U.S FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short- term trading described in “Frequent Purchases and Redemptions” below.

Exchange privileges may be terminated, modified, or suspended by the Fund upon 60 days’ prior notice to shareholders.

Frequent Purc hases and Redemptions

Excessive trading can hurt the Fund’s performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Fund and create transaction and other administrative costs that are borne by all shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Fund discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent that the Trust believes that such trading is harmful to the Fund’s shareholders, although the Fund will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market-timing activity in the Fund. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to the Fund or is excessively frequent). Shareholders who effect two redemptions (including those effected by exchange) of the Fund’s shares within 60 days of a purchase of shares of the Fund, or other persons that the Trust or RS Investments believes may be engaged in activity harmful to the Fund or its shareholders, may be restricted for a period of time as determined by the Trust or RS Investments from investing in the Fund. Persons that the Trust or RS Investments believes may be engaged in activity harmful to the Fund or its

34

shareholders, may, at RS Investments’ or the Trust’s sole discretion, be restricted for any period, or permanently, from investing in the Fund. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Fund’s automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of the Trust and RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based-program sponsor maintains the record of the Fund’s underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting the Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Fund employs fair valuation procedures intended to reduce that risk.

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Fund are briefly described below. If you would like more information about them, please call us at 800-766-3863. We reserve the right to modify, end, or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Fund investment.

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Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in the Fund. You must make an initial investment of at least $50 in the Fund. Thereafter, the minimum investment is $100. You must invest at least $1,000 in the Fund in each 12-month period. To participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

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Automatic Withdrawal Plan If you own at least $1,000 worth of shares in the Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or Expert-

35

Plan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature-guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

If you are making an automatic withdrawal of proceeds of Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales loads. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

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Dollar Cost Averaging You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must meet the minimum balance requirement of both the originating and receiving Funds or (2) you must have a balance in the originating Fund of at least twice the minimum balance required. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Dividends and Distributions

The Fund intends to distribute substantially all net investment income to shareholders at least once a year.

In addition, the Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carry- forwards) to shareholders at least annually (or more often, if necessary to avoid certain excise or income taxes on the Fund).

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You may choose either of the following distribution options:

•	reinvest your distributions in additional shares of the Fund; or

•	receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days’ prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company

The Fund intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. If the Fund were to fail to qualify as a regulated investment company, corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders would result. The Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. The Fund intends to make distributions sufficient to avoid imposition of an excise tax, although from time to time the Fund may choose to pay the excise tax where the cost of making the required distribution exceeds the amount of the tax.

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money) or tax-exempt investors.) For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend either this provision for reduced capital gains rates or the provision for QDI described above for tax years beginning on or after January 1, 2011.

Distributions to you are taxable even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by the Fund for the preceding year.

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Dividends paid by the Fund to a corporate shareholder may be eligible for the dividends received deduction and will be designated as QDI to the extent that they are attributable to QDI received by the Fund.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares in the Fund (including an exchange for shares of another Fund) will also generally be subject to U.S. federal income tax as capital gains. Shares held by you for more than one year will be taxable as long-term capital gains described above. Shares held for less than one year will be taxable as short-term capital gains.

Foreign Investments

The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction with respect to their pro rata portions of the foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Other Investments

The Fund’s investments (if any) in certain debt obligations may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s investments (if any) in derivatives could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by its shareholders.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

38

Disclosure of Portfolio Holdings

The Fund has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on “Portfolio Holdings” and “Statistical Summaries” under the heading “Communications” on RS Investments’ Web site, the following information is or will be generally available to you:

Information	Available on Web Site No Earlier Than
The Fund’s top 10 securities holdings and other portfolio statistics (which may include statistical summaries of the Fund’s portfolio holdings and commentaries by the Fund’s portfolio manager(s) that disclose the identity of a single or small number of specific securities held by the Fund) as of each quarter’s end	10 days after quarter-end

The Fund’s holdings as of each quarter’s end	30 days after quarter-end

The Fund or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

39

Financial Highlights

The “Financial Highlights” tables below are intended to help you understand the Fund’s financial performance for the past five fiscal years, based on the financial information of the Predecessor Fund. Certain information reflects financial results for a single Fund share. “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Predecessor Fund (assuming the reinvestment of all distributions). The following tables have been audited by [            ], the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s annual report.

[Financial Highlights tables to come.]

40

RS	investments

388 Market Street San Francisco, CA 94111

www.RSinvestments.com	800-766-3863

Additional Information

The Fund’s Statement of Additional Information (“SAI”), dated [            ], 2010, as revised from time to time, and the Fund’s annual and semiannual reports to shareholders contain additional information about the Fund. The Fund’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The first annual report will discuss the market conditions and the investment strategies that significantly affected the Fund’s performance. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Fund, or make shareholder inquiries by writing to the Trust at the address at the of this page or by calling 800-766-3863. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are available, free of charge, on RS Investments’ Web site at www.RSinvestments.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI, the code of ethics and the annual and semiannual reports to shareholders, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Fund on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section Washington, DC 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-05159.

41

STATEMENT OF ADDITIONAL INFORMATION

RS INVESTMENT TRUST

RS Capital Appreciation Fund

Class A Shares (        )

Class C Shares (        )

Class K Shares (        )

Class Y Shares (        )

[            ], 2010

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of RS Capital Appreciation Fund (the “Fund”), a series of RS Investment Trust (the “Trust”) dated [            ], 2010, as it may be further revised from time to time. A copy of the Prospectus can be obtained without charge upon request made to RS Investments, 388 Market Street, Suite 1700, San Francisco, California, 94111, telephone 1-800-766-3863.

Certain disclosure relating to the Fund has been incorporated by reference into this SAI from the annual and semiannual reports of the Fund’s predecessor fund (the “Predecessor Fund”). For a free copy of any of the Predecessor Fund’s annual or semiannual reports, please call [             ].

TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-three series of shares of beneficial interest, only one of which is discussed in this SAI, RS Capital Appreciation Fund (RS Capital Appreciation Fund is referred to herein as the “Fund,” and with the other twenty-two series of the Trust, the “Funds”). The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is also a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of the Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). The Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust is currently authorized to offer five classes of shares: Class A, Class B, Class C, Class K, and Class Y. The Fund does not offer Class B shares.

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of the Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of the Fund vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to the Fund.

Options

The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that the Fund’s use of put and call options will achieve its desired objective, and the Fund’s use of options may result in losses to the Fund.

Covered call options. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

The Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. The Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. The Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of the Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. The Fund may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

The Fund may invest in credit default swaps and credit default index investments. Credit derivatives allow the Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, the Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, the Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, the Fund may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease the Fund’s exposure to long or short-term interest rates. For example, the Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Financial Futures Contracts

The Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, the Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select the Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which the Fund invests. There is also a risk that the Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to the Fund. It is possible for a price-related loss to exceed the amount of the Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. The Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to the Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, the Fund's ability to enter into an offsetting transaction depends upon the market's demand for such financial futures contracts. If a purchased option expires unexercised, the Fund would realize a loss in the amount of the premium paid for the option.

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Trust-Preferred Securities

The Fund may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Fund will reconsider the appropriateness of continued investment in these securities.

Some of the Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

The Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Reverse Repurchase Transactions

The Fund may use reverse repurchase agreements. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Fund may also receive interest income similar to that received in the case of dollar rolls.

The Fund will normally use the proceeds of reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. The Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever the Fund enters into reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Fund’s ability to pursue other investment opportunities.

Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Fund’s credit quality requirements and mature on or before the settlement date for the reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

When-Issued or Delayed-Delivery Transactions

The Fund may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent the Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of any securities loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before the Fund enters into a loan, the Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

The Fund may engage in short sales if approved by the Board of Trustees with respect to the Fund. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

In connection with short sales entered into by it, the Fund may be required to segregate or “earmark” in its records (or the records of its custodian) assets determined to be liquid in accordance with procedures established by the Board of Trustees. The Fund's ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that the Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, the Fund may invest in the shares of such other investment companies.

In addition, the Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which the Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. Provisions of the 1940 Act may limit the ability of the Fund to invest in certain investment companies or may limit the amount of its assets that the Fund may invest in any investment company or investment companies in general.

The Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by the Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the NYSE Amex Equities, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of the Fund may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Stand-by Commitments

The Fund may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If the Fund's Adviser determines that it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Portfolio Turnover

The Fund may experience high rates of portfolio turnover in the future.

Temporary Defensive Strategies

At times, the Adviser may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” the Fund may hold assets in cash and cash equivalents and in other investments the Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

THE FUND’S INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.

As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund, the Fund may not:

1.	issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.	borrow money, except to the extent permitted by applicable law from time to time;

Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

3.	act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.	(i) as to 75% of the Fund's total assets, purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or (ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

5.	make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

6.	purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

7.	purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment (excluding investments in illiquid securities) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUND

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of eight Trustees, six of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chairperson of the Board. In addition, each of the four standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained RS Investments as the Fund’s investment adviser. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Fund, makes investment decisions on its behalf (or retain a subadviser to do so), manages risks that arise from the Fund’s investments and operations, and provides administrative services to the Fund, all pursuant and subject to its investment advisory agreement with the Fund. Employees of RS Investments serve as the Fund’s officers, including the Fund’s President.

The Board provides oversight of the services provided by RS Investments, including certain risk management functions. In the course of providing oversight, the Board and the Committees receives reports on the Fund’s activities, including regarding the Fund’s investment portfolio and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including certain investment risks.

The RS Board of Trustees conducts much of its work through four standing Committees: the Audit Committee; the Nominating Committee; the Brokerage and Pricing Committee; and the Legal and Regulatory Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trust’s financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and acts as liaison between the Trust’s independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Judson Bergman (chair) and John Rohal, and Ms. Gloria Nelund. The Audit Committee met three times during the fiscal year ended December 31, 2009.

The Nominating Committee supervises the nominations and elections of disinterested Trustees of the Trust. The Nominating Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The members of the Nominating Committee are Messrs. Bergman, Kenneth Fitzsimmons, Christopher Melvin, and Rohal, and Mmes. Anne Goggin and Nelund. The Nominating Committee did not meet during the fiscal year ended December 31, 2009.

The Brokerage and Pricing Committee assists the Board of Trustees in its review and oversight of the brokerage services provided to the Fund and of the valuation of the Fund’s portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Advisers; principal transactions effected by the Advisers on behalf of the Fund; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Fund and the Advisers with applicable law and relevant policies and procedures of the Fund relating to the purchase and sale of portfolio securities by the Fund; soft-dollar practices of the Advisers as they relate to the Fund; and compliance by the Advisers with applicable law and relevant policies and procedures of the Fund relating to the use of soft dollars. The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Melvin, and Rohal. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2009.

The Legal and Regulatory Committee assists the Board of Trustees in its review and oversight of the Fund’s legal and regulatory compliance. The duties of the Legal and Regulatory Committee include reviewing information regarding any proposed changes to the compliance policies or procedures of the Trust and appropriate service providers; reports on the compliance by the Fund with certain exemptive rules under the 1940 Act, exemptive relief, and no-action relief under which the Fund operates; information provided to the Committee and the Board of Trustees as to litigation involving the Trust or any service provider to the Trust; and proposals as to changes in the contractual arrangements relating to any of the Fund. The members of the Legal and Regulatory Committee are Mmes. Nelund (chair) and Goggin, and Mr. Melvin. The Legal and Regulatory Committee met four times during the fiscal year ended December 31, 2009.

Trustees and Officers – Identification and Background

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees

Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	35	None

Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	35	None

Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	35	None

Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	35	None

Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	35	None

John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	None

Interested Trustees and Principal Officers

Dennis J. Manning,* January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	35	None

Terry R. Otton,** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	35	None

James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC, an investment management firm; formerly CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A

Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A

John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to requirements imposed by the SEC, do not constitute any holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Kenneth R. Fitzsimmons, Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Christopher C. Melvin, Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

John P. Rohal. Mr. Rohal’s significant senior executive experience, including service as a senior executive of an investment advisory firm, and his in-depth experience in investment research and management.

Dennis J. Manning. Mr. Manning’s experience as a senior executive at Guardian, the majority owner of RS Investments, including his current service as chief executive officer of Guardian and his current experience as chairman of RS Investments.

Terry R. Otton. Mr. Otton’s experience as chief executive officer and president of RS Investments.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all of the RS Funds overseen by the Trustees in the Fund Complex as of December 31, 2009, or on such other date as set forth below.

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex
Disinterested Trustees

Judson Bergman	None	>$100,000
Kenneth R. Fitzsimmons, Jr.	None	>$100,000
Anne M. Goggin	None	>$100,000
Christopher C. Melvin, Jr.	None	$50,001-100,000[2]
Gloria S. Nelund	None	>$100,000
John P. Rohal	None	>$100,000
Interested Trustees

Dennis J. Manning[3]	None	>$100,000
Terry R. Otton[3]	None	$50,001-$100,000

[1]	The Fund has not commenced operations as of the date of this SAI and, therefore, has not yet offered any shares for sale as of the date hereof.
[2]	As of March 31, 2010.
[3]

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian, the parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments. Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

As of December 31, 2009, none of the current disinterested Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, the principal underwriter of the Fund, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or GIS.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of the Fund and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). The Fund pays its allocable portion of independent Trustee fees and expenses based on the Fund’s net asset value. The amounts set forth in the table are the estimated amounts of the Fund's allocable portion of Trustee's fees for the current fiscal year.

Compensation Table

	Judson Bergman			Kenneth R. Fitzsimmons, Jr.			Anne M. Goggin			Christopher C. Melvin, Jr.			Gloria S. Nelund			John P. Rohal
RS Capital Appreciation Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Pension or Retirement Benefits Accrued as Part of Trust Expenses		—			—			—			—			—			—
Estimated Annual Benefits Upon Retirement		—			—			—			—			—			—
Total Cash Compensation From Fund Complex[1,2]		$102,000			$102,000			$192,500			$90,000			$102,000			$90,000

[1]	The Fund Complex consists of the series of the Trust and RS Variable Products Trust.
[2]	Based on compensation received for the fiscal year ended December 31, 2009, for Funds in the Fund Complex that had completed a fiscal year of operations as of December 31, 2009.

Waivers of Certain Sales Loads

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, Guardian, their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement plans that invest $3 million in plan assets;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans; and

•

accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible.

•

accounts that held shares of the Fund as of [            ], 2010, and have continuously held shares of one or more of the RS Funds since [            ], 2010. Accounts held through certain financial intermediaries may not be eligible.

If you are responsible for (as a trustee or otherwise) the investment management of an institutional investor (e.g., a company, foundation, trust, endowment, or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales load discounts is also available free of charge on the Fund’s Web site, www.RSinvestments.com.

Codes of Ethics

The Trust, RS Investments and GIS have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Control Persons and Principal Holders

The Fund has not commenced operations as of the date of this SAI and, therefore, has not yet offered any shares for sale.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of the Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of the Fund, consistent with the Fund’s investment objective and policies and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and the Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides administrative services for the management and operation of the Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Fund are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or the Fund or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to the Fund, appoint a sub-adviser or sub-advisers. The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of the Fund, RS Investments, or the sub-adviser.

Management, Administrative and Accounting Fees

Management Fees. The Fund pays RS Investments a fee as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly at a fixed annual rate of [ ]% of the average daily net assets of the Fund. Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any management fees as of the date hereof.

Administrative Services. RS Investments provides administrative services to the Fund pursuant to the Advisory Agreement with the Fund. In addition, State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to the Fund pursuant to an administration agreement dated May 1, 2007, between State Street and the series of the Trust, which has been amended to include the Fund. For its services under the agreement, State Street has the right to receive fees from the Fund based on a written fee schedule as may be agreed to from time to time between State Street and the Fund.

Notwithstanding the foregoing, State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any fees to State Street under the administration agreement as of the date hereof.

Expenses

The Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Fund’s 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”), the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Fund to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to the Fund to any future sub-adviser or sub-sub-adviser. Pursuant to such delegations, RS Investments or any sub-adviser or sub-sub-adviser (each, a “Fund Adviser”), is authorized to vote proxies on behalf of the Fund, in accordance with the proxy voting policies and procedures of each such Fund Adviser. A copy of the proxy voting policies and procedures to be followed by each Fund Adviser on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”). Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-FUND; or on RS Investments’ Web site at www.RSinvestments.com and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus, the Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets.

The Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has two separate investment advisory operating divisions, both with separate compensation and bonus structures.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Fund’s investment team determine all salaries and bonuses for the investment team for the Fund for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses are based on a number of factors, including (1) pre-tax investment performance for each account (including the Fund) managed by a portfolio manager compared to a relevant peer group over a specified period, and (2) experience.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each investment team’s assets under management affect the fee revenue attributable to that investment team, which in turn affect the maximum amount of money available for that investment team’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to the investment team’s profits.

Ownership of Fund Shares. The Fund has not commenced operations as of the date of this SAI. Therefore, as of the date hereof, no portfolio manager had a beneficial interest in the Fund’s shares.

Other Accounts. The Fund’s portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts. Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of [            ], 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)

*	The portfolio manager receives an advisory fee based on account performance for [ ] of these accounts, in which the assets total approximately $[ ].

Conflicts of Interest. RS Investments has informed the Trust as follows:

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Fund and for the other investment advisory clients of the Fund Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security may be, insofar as the applicable Fund Adviser deems appropriate, averaged as to price and allocated between such clients in a manner which in the Fund Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Fund Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Fund.

Transactions on U.S. stock exchanges and the NASDAQ Stock Market, LLC (“Nasdaq”), commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive “brokerage and research services” (as defined in the Exchange Act) from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Fund Advisers may receive research and brokerage services and other similar services from many broker-dealers with which it places the Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.

The brokerage and research services received by the Fund may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and certain financial news services. Where the services referred to above are not used exclusively by a Fund Adviser for research purposes, the Fund Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services may be of value to the Fund Advisers and their affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by a Fund is not reduced because a Fund Adviser or its affiliates receive these services even though the Fund Adviser might otherwise be required to purchase some of these services for cash.

Each Fund Adviser places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. Each Fund Adviser seeks the best overall terms available for the Fund, except to the extent the Fund Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, a Fund Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, a Fund Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Fund Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Fund Advisers’ authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

A Fund Adviser may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to the Fund Adviser consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it. A Fund Adviser may also instruct a broker to pay a portion of a commission to another broker that performs services in respect of the transaction in question but does not execute the transaction. A broker may accumulate credits for a Fund Adviser’s account and use them to purchase research and brokerage services at the Fund Adviser’s direction, and based on the Fund Adviser’s determination of the relative values of the various services available for purchase.

It is the Trust’s policy that the Fund may not use brokerage to compensate a broker for the sale or promotion of Fund shares. Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Fund. In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

The Fund has not commenced operations as of the date of this SAI and, therefore, the Fund has not yet paid any brokerage commissions as of the date hereof.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy governing the disclosure of the Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Fund exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of the Fund.

RS Investments provides investment advice for a fee to financial institutions who manage accounts for their clients. In some circumstances, RS Investments may provide a model portfolio to a financial institution and provide periodic (including daily) revisions to the model portfolio; the model portfolio may have substantially similar or identical investment objectives and strategies as the Fund, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings of the Fund. RS Investments will only provide such a model portfolio where it has received appropriate undertakings from the financial institution as to confidentiality and use of the model portfolio and RS Investments has satisfied itself that there is only minimal risk that any client of such a financial institution may be able to use to the Fund's detriment any information made available to it as a result of the arrangement.

Neither RS Investments nor the Fund will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine. The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

The Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Fund in connection with their day-to-day operations and management, including the Fund Advisers and their affiliates and the Fund’s custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: State Street Bank and Trust Company, [            ], and RiskMetrics Group. Each recipient, except the Fund’s independent registered public accounting firm, receives the portfolio holdings information on a daily basis. The Fund’s independent registered public accounting firm receives the information when requested in connection with its services to the Fund.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Fund’s shares. The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS. Shares are offered continuously; however, the Trust reserves the right to cease the offer of the Fund’s shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trust or from purchasers of the Fund’s shares for acting as distributor of the Class Y shares.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Fund so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to the Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

Shares of the Fund may be purchased through Guardian agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) (previously, the National Association of Securities Dealers, Inc.) and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, GIS will be entitled to receive any contingent deferred sales loads applicable to the redemption of shares of the Fund and any front-end sales loads applicable to the sale of shares of the Fund. GIS is also entitled to receive payments under the 12b-1 Plan. GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and, as discussed below, payments to financial intermediaries. They may also include GIS’s overhead expenses attributable to the distribution of the Fund’s shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Fund’s shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Fund pays GIS compensation, accrued daily and paid monthly at the following rates: the Fund is authorized to pay a monthly distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; the Fund is authorized to pay a monthly distribution fee at an annual rate of 0.75% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class C shares; and the Fund is authorized to pay a monthly distribution fee at an annual rate of 0.40% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class K shares. Class Y shares are not subject to the 12b-1 Plan.

The 12b-1 Plan may benefit the Fund by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS may from time to time determine that certain distribution or promotional expenses incurred by it relate to the Fund. However, GIS generally considers that many distribution and promotional expenses are incurred in respect of all of the RS Funds, and any part of the Rule 12b-1 fees paid by the Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses. For this purpose, GIS may estimate the expenses incurred in respect of the Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes). Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by the Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the 12b-1 Plan any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the 12b-1 Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

In addition to payments under the 12b-1 Plan, the Fund may reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement (the “GIS Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

During some periods, fees paid under the 12b-1 Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the 12b-1 Plan in future periods. Such payment will be allocated between RS Investments and GIS by mutual agreement.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Fund. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Fund pays distribution, service and other fees for the sale of its shares and for services provided to shareholders out of the Fund's assets on an ongoing basis, over time those fees will increase the cost of an investment in the Fund and may cost a shareholder more than paying other types of sales loads.

The Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of the Fund are unavailable for purchase.

The Fund has not commenced operations as of the date of this SAI and, therefore, the Trust had not yet paid any amounts to GIS under the Fund’s 12b-1 Plan as of the date hereof.

HOW NET ASSET VALUE IS DETERMINED

The Fund calculates the net asset value (“NAV”) of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

The Fund determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open. The Fund will not price its shares on days when the NYSE is closed. The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Fund values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the primary exchange on which the security trades. Securities not traded on any securities exchange or on NASDAQ and for which over-the-counter prices are readily available generally will be valued at the mean between the closing bid and asked prices.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Certain debt securities may be valued each business day by an independent pricing service (“Service”). The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of a Service, readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include, without limitation, consideration of yields or prices of government securities of similar maturity and currency; yields or prices of other securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. A Service may use matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. Repurchase agreements are carried at cost. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts and options on financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the NYSE. Forward foreign currency contracts are valued at the mean provided by a Service. The Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. The Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. If there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

TAXES

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code.

In order to qualify and be treated as a “regulated investment company,” the Fund must, among other things: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other dispositions of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, and for the dividend received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it similarly will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

A non-deductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is eligible to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. Distributions declared by the

Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

Capital losses in excess of capital gains are not permitted to be deducted against the Fund’s net investment income. The Fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Distributions are taxable whether shareholders receive them in cash or reinvest in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of the Fund’s shares generally will be taxable as capital gain.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If the Fund makes a distribution to shareholders in excess of its current accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such realized income and gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares of the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in “real estate mortgage investment conduits” (“REMICs”) or equity interests in “taxable mortgage pools” (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a collateralized mortgage obligation (“CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to “charitable remainder trusts” (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax (if any) to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

With respect to investment income and gains received by the Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source. Thus, the Fund’s yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes (if any) incurred by the Fund.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.”

The Fund’s transactions (if any) in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate the Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. See also the discussion on hedging transactions, below.

The Fund may purchase and sell put and call options. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying security generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and securities deemed to constitute substantially similar or related property. Thus, the straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

If the Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a registered investment company (each, an “investment company”), and the investment company designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Special tax considerations apply if the Fund invests in investment companies taxed as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. The Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. If the Fund receives a liquidating cash distribution from an investment company taxable as a partnership, the Fund will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount, as defined below) exceeds the shareholder’s share of the basis in those unrealized receivables.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund may invest and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The Fund may also purchase debt instruments with “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation. Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition. Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the original issue discount or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which original issue discount or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

The sale, exchange or redemption of the Fund’s shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of the Fund’s shares held by the shareholder will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual’s taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification. The back-up withholding tax rate is 28% for amounts paid through 2010. The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund beginning before January 1, 2010, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S. source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly designated by the Fund. Pending legislation proposes to extend this exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years of the Fund beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. The Fund has not determined whether it will make such designations if this pending legislation is enacted. In order to qualify for this exemption from withholding in the event this pending legislation is enacted, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or appropriate substitute form).

In the case of shares held through an intermediary, the intermediary could withhold even if the Fund were to make a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules apply to distributions to foreign persons from a registered investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a registered investment company that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”)—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be USRPHC or would be USRPHC but for the operation of the special exceptions, and thus does not expect these special tax rules to apply. Foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Fund’s transfer agent and dividend-paying agent (“Transfer Agent”).

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund’s custodian (the “Custodian”).

The Custodian and subcustodians hold the securities in the Fund’s portfolios and other assets for safekeeping. The Transfer Agent and the Custodian do not participate in making investment decisions for the Fund.

Independent Registered Public Accounting Firm

[        ], [        ], is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIA L STATEMENTS

Annual Report

The audited financial statements, financial highlights, and report of [        ], the independent registered public accounting firm for the Predecessor Fund, included in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended [                ], filed electronically on Form N-CSR on [        ] (File No. [        ]; Accession No. [        ]), are hereby incorporated by reference into this SAI.

Semiannual Report

The unaudited financial statements, including the notes to the financial statements, included in the Predecessor Fund’s Semiannual Report to Shareholders for the period ended [                    ], filed electronically on Form N-CSR on [        ] (File No. [        ]; Accession No. [        ]), are hereby incorporated by reference into this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA—An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated CC is currently highly vulnerable to nonpayment.

C—The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some of all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-1

D—An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3, to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of RS upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND (3863); on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

I. RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RS”) votes the securities owned by its advisory clients for which RS exercises voting authority and discretion (the “Proxies”). The advisory clients for which RS votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; RS takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to RS, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which RS votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of RS. RS does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of RS or its affiliates do not affect our voting decisions on behalf of our clients. All RS personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of RS to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, RS reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of RS, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of RS to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Registered investment company clients disclose the votes cast on their behalf by RS in accordance with their legal and regulatory requirements. Any other institutional client of RS can obtain details of how RS has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

RS has retained RiskMetrics Group (“RiskMetrics”) to vote Proxies for the accounts of its advisory clients. RiskMetrics prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as RS. RiskMetrics receives a daily electronic feed of all holdings in RS’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to RiskMetrics. RiskMetrics monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use RiskMetrics, there is generally no physical handling of Proxies by RS personnel.

RS has adopted proxy voting guidelines (the “Guidelines”) that set forth how RS plans to vote on specific matters presented for shareholder vote. The Guidelines are attached as Annex A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RS, RiskMetrics will automatically vote in accordance with the Guidelines.

RS reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, RiskMetrics posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that RiskMetrics has prepared with respect to the vote. The Compliance Department accesses the Web site on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RS to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes RS should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RS, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RS to the company on whose behalf Proxies are being solicited, personal shareholdings of any RS personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct RiskMetrics accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•	the vote indicated by the Guidelines, together with any relevant information provided by RiskMetrics; and

•	the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by RiskMetrics or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by RiskMetrics or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with RiskMetrics that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of RS. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct RiskMetrics to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•	analysis prepared by RiskMetrics with respect to the Special Vote; and

•	other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform RiskMetrics of this decision and instruct RiskMetrics to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by RS personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

RS, or RiskMetrics, as RS’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;

•	proxy statements received regarding client securities are maintained by RiskMetrics;

•	a record of each vote cast is maintained by RiskMetrics, and such records are accessible to designated RS personnel at any time;

•	a copy of any document created by RS that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and RS’ written response to any (written or oral) client request for such records.

ANNEX A

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•	Default:
•	Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.

1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.

1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.

1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.

1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.

1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.

1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.

1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.

1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.

1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.

1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.

1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.

1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.

1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.

1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.

1000-16	WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.

1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X

1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.

1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.

1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.

1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.

1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.

1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X

1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.

1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X

1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.

1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X

1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X

1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X

1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X

1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.

1100-2	Always vote AGAINST a management proposal to increase authorized common stock.

1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.

1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X

1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.

1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.

1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X

1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.

1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.

1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.

1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X

1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.

1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X

1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.

1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X

1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.

1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X

1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X

1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.

1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X

1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.

1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X

1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.

1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X

1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X

1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X

1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X

1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X

1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X

1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.

1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X

1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.

1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.

1200-4	Vote AGAINST IF the change-in-control provision would be triggered.

1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.

1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X

1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X

1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X

1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.

1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.

1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.

1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X

1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.

1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X

1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X

1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X

1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X

1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.

1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.

1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.

1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.

1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.

1332-2	Always vote AGAINST a management proposal to set the board size.

1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X

1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.

1332-6	Vote AGAINST IF the board will consist of more than XX directors.

1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X

1342-2	Always vote AGAINST a management proposal regarding the removal of directors.

1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.

1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.

1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X

1400-2	Always vote AGAINST a management proposal to adopt a classified board.

1400-3	Vote AGAINST IF the company has cumulative voting.

1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X

1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X

1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).

1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X

1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.

1410-4	Vote AGAINST IF the company has a classified board.

1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.

1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)

1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.

1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.

1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X

1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X

1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.

1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.

1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X

1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X

1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X

1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X

1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X

1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.

1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X

1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X

1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X

1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X

1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.

1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.

1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X

1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X

1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.

1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.

1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than 10%.	X

1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than 10%.	X

1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1500-6	Vote AGAINST IF the compensation committee is not fully independent.

1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.

1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X

1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.

1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X

1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1500-20	Vote AGAINST IF the company does not expense stock options.	X

1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.

1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.

1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X

1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X

1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X

1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X

1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X

1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.

1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.

1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than 5%.	X

1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than 10%.	X

1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1502-6	Vote AGAINST IF the compensation committee is not fully independent.

1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for award each year.	X

1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X

1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1502-20	Vote AGAINST IF the company does not expense stock options.

1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.

1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.

1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.

1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.

1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.

1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by RiskMetrics, is more than 10%.	X

1505-5	Vote AGAINST IF the compensation committee is not fully independent.

1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X

1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.

1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.

1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.

1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X

1505-18	Vote AGAINST IF the company does not expense stock options.

1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.

1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.

1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X

1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.

1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than XX%.

1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.

1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.

1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.

1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X

1511-3	Vote AGAINST IF the amendment increases the size of the option awards.

1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.

1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.

1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.

1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X

1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.

1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than XX%.

1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.

1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.

1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1512-10	Vote AGAINST IF the company does not expense stock options.

1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.

1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.

1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.

1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X

1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by RiskMetrics, is more than XX%.

1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.

1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.

1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.

1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.

1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X

1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.

1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.

1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X

1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.

1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X

1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.

1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.

1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X

1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.

1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.

1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X

1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.

1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by RiskMetrics, is more than XX%.

1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X

1541-3	Vote AGAINST IF the amendment increases the award size.

1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.

1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X

1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.

1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.

1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by RiskMetrics, is more than XX%.

1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.

1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X

1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.

1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.

1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.

1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X

1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.

1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X

1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.

1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by RiskMetrics, is more than XX%.

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.

1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.

1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by RiskMetrics, is more than XX% of the total outstanding common equity.

1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by RiskMetrics, exceeds the 75th percentile of its peer group.

1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.

1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.

1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.

1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.

1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X

1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X

1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X

1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X

1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.

1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).

1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X

1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.

1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.

1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.

1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X

1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X

1582-4	Vote AGAINST IF the performance criteria is not disclosed.

1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X

1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.

1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X

2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X

2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X

2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X

2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X

2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X

2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X

2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X

2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X

2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X

2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.

2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X

2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X

2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X

2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X

2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X

2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X

2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X

2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X

2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X

2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.

2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X

2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X

2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.

2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.	X

2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X

2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.

2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X

2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.

2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)

2310-4	Vote AGAINST IF the board has an independent majority.

2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).

2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.

2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X

2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X

2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.

2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X

2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X

2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X

2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X

2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X

2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.

2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X

2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X

2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.

2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X

2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X

2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X

2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X

2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X

2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X

2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X

2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X

2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X

2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X

2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.

2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X

2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.	X

2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X

2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X

2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X

2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1. SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.

3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.

3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.

3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X

3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.

3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.

3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X

3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X

3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X

3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.

3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X

3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.

3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.

3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.

3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.

3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.

3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.

3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.

3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.

3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.

3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X

3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.

3307-4	Vote AGAINST IF the company is NOT a health care company.

3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.

3307-6	Vote AGAINST IF the company provides products to the tobacco industry.

3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X

3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.

3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X

3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X

3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.

3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.

3420-3	Vote AGAINST IF the company has well-established environmental management practices.

3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).

3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.

3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.

3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.

3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.

3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.

3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.

3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X

3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1	Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.

3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X

3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.

3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.

3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.

3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.

3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.

3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.

3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.

3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.

3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

PART C. OTHER INFORMATION

Item 28.	Exhibits.

a(i).	Amended and Restated Agreement and Declaration of Trust of RS Investment Trust (the “Trust” or “Registrant”).(C)

a(ii).	Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant.(C)

a(iii).	Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant.(N)

b.	By-Laws of Registrant as amended through November 7, 2007.(N)

c(i).	Specimen Share Certificate.(A)

c(ii).	Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders’ Rights.(D)

c(iii).	Portions of By-Laws Relating to Shareholders’ Rights.(C)

d(i)(a).	Amended and Restated Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant.(H)

d(i)(b).	Amended Schedule 1 to Investment Advisory Agreement.(P)

d(i)(c).	Amended Schedule 1 to Investment Advisory Agreement. (to be filed by amendment)

d(ii)(a)(i).	Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Investor Services LLC.(G)

d(ii)(a)(ii).	Amendment to Sub-Advisory, Sub-Administration and Accounting Services Agreement.(L)

d(ii)(a)(iii).	Amended and Restated Annex A to Sub-Advisory, Sub-Administration and Accounting Services Agreement.(P)

d(ii)(b).	Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited.(H)

d(ii)(c).	Sub-Sub-Investment Advisory Agreement between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited.(H)

e(i).	Distribution Agreement with Guardian Investor Services LLC.(G)

e(ii).	Amended and Restated Annex A to Distribution Agreement.(Q)

e(iii).	Amended and Restated Annex A to Distribution Agreement. (to be filed by amendment)

f.	Inapplicable.

g(i).	Master Custodian Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.(I)

g(ii).	Amendment to Master Custodian Agreement.(P)

g(iii).	Letter, dated , 2010, to State Street Bank and Trust Company, as Custodian, relating to RS Capital Appreciation Fund. (to be filed by amendment)

h(i).	Transfer Agency and Services Agreement between Boston Financial Data Services and Registrant.(M)

h(ii)(a).	Administration Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.(J)

h(ii)(b).	Letter, dated December 31, 2009, to State Street Bank and Trust Company, as Administrator, relating to RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund.(P)

h(ii)(c).	Letter, dated , 2010, to State Street Bank and Trust Company, as Administrator, relating to RS Capital Appreciation Fund. (to be filed by amendment)

i.	Opinion and Consent of Ropes & Gray LLP. (to be filed by amendment)

j.	Consent of Independent Registered Public Accounting Firm. (to be filed by amendment)

k.	Inapplicable.

l.	Letter of Understanding Relating to Initial Capital.(A, B)

m(i).	Amended and Restated Distribution Plan pursuant to Rule 12b-1.(F)

n.	18f-3 Plan.(F)

o.	Reserved

p(i).	Code of Ethics of RS Investment Management Co. LLC, the Trust and RS Variable Products Trust.(N)

p(ii)(a).	Code of Ethics of Guardian Investor Services LLC.(K)

p(ii)(b).	Code of Ethics for Principal Executive and Senior Financial Officers of the Guardian-Sponsored Mutual Funds of Guardian Investor Services LLC.(F)

p(iii).	Code of Ethics of Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited.(L)

q(i).	Powers of Attorney for the following Trustee of RS Investment Trust: Judson Bergman.(E)

q(ii).	Powers of Attorney for the following Trustee of RS Investment Trust: Anne M. Goggin, Esq.(F)

q(iii)	Power of Attorney for the Treasurer and Principal Financial and Accounting Officer of RS Investment Trust: James E. Klescewski.(F)

q(iv).	Power of Attorney for the following Trustee of RS Investment Trust: Kenneth R. Fitzsimmons.(J)

q(v).	Powers of Attorney for the following Trustees of RS Investment Trust: Christopher C. Melvin, Gloria S. Nelund, and John P. Rohal.(K)

q(vi).	Power of Attorney for the following Trustee of RS Investment Trust: Dennis J. Manning.(O)

Incorporated by a reference to like-numbered exhibits:

(A)	Previously filed as part of the Trust’s Registration Statement filed August 12, 1987.

(B)	Previously filed as part of the Post-Effective Amendment No. 19 to the Trust’s Registration Statement on July 5, 1994.

(C)	Previously filed as part of the Post-Effective Amendment No. 34 to the Trust’s Registration Statement on March 4, 1999.

(D)	Previously filed as part of the Post-Effective Amendment No. 50 to the Trust’s Registration Statement on September 30, 2005.

(E)	Previously filed as part of the Post-Effective Amendment No. 52 to the Trust’s Registration Statement on July 3, 2006.

(F)	Previously filed as part of the Post-Effective Amendment No. 56 to the Trust’s Registration Statement on September 28, 2006.

(G)	Previously filed as part of the Post-Effective Amendment No. 59 to the Trust’s Registration Statement on November 1, 2006.

(H)	Previously filed as part of the Post-Effective Amendment No. 64 to the Trust’s Registration Statement on March 2, 2007.

(I)	Previously filed as part of the Post-Effective Amendment No. 68 to the Trust’s Registration Statement on May 9, 2007.

(J)	Previously filed as part of the Post-Effective Amendment No. 69 to the Trust’s Registration Statement on July 23, 2007.

(K)	Previously filed as part of the Post-Effective Amendment No. 70 to the Trust’s Registration Statement on February 29, 2008.

(L)	Previously filed as part of the Post-Effective Amendment No. 71 to the Trust’s Registration Statement on May 1, 2008.

(M)	Previously filed as part of the Post-Effective Amendment No. 72 to the Trust’s Registration Statement on September 16, 2008.

(N)	Previously filed as part of the Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2009.

(O)	Previously filed as part of the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on October 2, 2009.

(P)	Previously filed as part of the Post-Effective Amendment No. 78 to the Trust’s Registration Statement on December 23, 2009.

(Q)	Previously filed as part of the Post-Effective Amendment No. 79 to the Trust’s Registration Statement on March 1, 2010.

Item 29.	Persons Controlled By or Under Common Control With Registrant.

RS Investment Management Co. LLC (“RS Investments”) is the investment adviser for each of the series of the Registrant. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments. GIS is a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), a New York mutual insurance company. The following list sets forth the persons directly controlled by Guardian Life as of December 31, 2009. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percentage of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%

Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.64%

Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%

Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%

Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%

Managed DentalGuard, Inc.	New Jersey	100%

Managed DentalGuard, Inc.	Texas	100%

Innovative Underwriters, Inc.	New Jersey	100%

Hanover Acquisition LLC	Delaware	100%

American Financial Systems, Inc.	Massachusetts	100%
Segurosevicla.com, Inc.	Delaware	100%
SdeV.com, Inc.	Delaware	100%

eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%

RS Tax-Exempt Fund	Massachusetts	24.70%
RS International Growth Fund	Massachusetts	14.62%
RS High Yield Bond Fund	Massachusetts	70.10%
RS Small Cap Growth Equity VIP Series	Massachusetts	25.29%
RS High Yield Bond VIP Series	Massachusetts	38.07%
RS S&P 500 Index Fund	Massachusetts	22.00%
RS Partners VIP Series	Massachusetts	26.47%
RS Low Duration Bond VIP Series	Massachusetts	13.33%
RS Value VIP Series	Massachusetts	35.13%
RS Strategic Income Fund	Massachusetts	100%
RS Floating Rate Fund	Massachusetts	100%
RS High Yield Municipal Bond Fund	Massachusetts	100%

Item 30.	Indemnification.

Under the terms of Registrant’s By-Laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 31.	Business and Other Connections of Investment Adviser.

RS Investment Management Co. LLC

Information about the managing directors of RS Investments is set forth in Parts A and B herein.

Guardian Investor Services LLC

GIS serves as investment sub-adviser for each of RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund. GIS is responsible for the day-to-day management of the nine Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. GIS is also the manager of Gabelli Capital Asset Fund. GIS is a Delaware limited liability company and is a subsidiary of Guardian Life. GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

GIS owns a majority of the ownership interest in RS Investments.

A list of GIS’ officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS	Other Substantial Business, Profession, Vocation or Employment
Robert E. Broatch	Manager	Executive Vice President, Chief Financial Officer, Risk & Operational Excellence, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer	Vice President, Retirement Solutions, GIS and GIAC Compliance, The Guardian Life Insurance Company of America; Senior Vice President and Chief Compliance Officer, The Guardian Insurance and Annuity Company, Inc.
John H. Walter	Senior Vice President, Equity Financial Management & Control	Vice President & Controller, The Guardian Insurance & Annuity Company, Inc.; Vice President and Chief Financial Officer, Retirement Solutions, Director of Finance, The Guardian Life Insurance Company of America; Second Vice President, Financial Reporting 9/05 to 4/06; Assistant Vice President, Equity Financial Management and Control, The Guardian Life Insurance Company of America, prior thereto.

Richard T. Potter, Jr.	Senior Vice President and Counsel	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance and Annuity Company, Inc.

Thomas G. Sorell	Executive Vice President and Chief Investment Officer	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. Director, Guardian Baillie Gifford, Ltd.

Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration	Senior Vice President, Agency Distribution & PAS, The Guardian Life Insurance Company of America.

Joseph A. Caruso	Manager, Senior Vice President and Associate Corporate Secretary	Senior Vice President and Associate Corporate Secretary, The Guardian Life Insurance Company of America. Director, Senior Vice President and Associate Corporate Secretary, The Guardian Insurance and Annuity Company, Inc.; Director, Guardian Baillie Gifford Ltd.

Margaret W. Skinner	Manager, President	Executive Vice President, Individual Products Distribution, The Guardian Life Insurance Company of America; Executive Vice President, Individual Products Distribution, The Guardian Insurance & Annuity Company, Inc.

K. Rone Baldwin	Manager	Manager, The Guardian Life Insurance Company of America; Manager, The Guardian Insurance & Annuity Company, Inc.

Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary	Executive Vice President, General Counsel and Corporate Secretary, The Guardian Life Insurance Company of America; Executive Vice President, General Counsel and Corporate Secretary, The Guardian Insurance & Annuity Company, Inc.

Philip Eichinger	Senior Vice President and National Sales Manager of Mutual Funds	Senior Vice President and National Sales Manager of Mutual Funds, Guardian Investor Services LLC.

Guardian Baillie Gifford Limited

Guardian Baillie Gifford Limited (“GBG”) serves as the investment sub-adviser for RS International Growth Fund and RS Emerging Markets Fund. GBG is an investment management company based in Edinburgh, Scotland. Baillie Gifford Overseas Limited (“BG Overseas”) is responsible for the day-to-day investment management of the two Funds. Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. A list of GBG’s executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.

Name	Position with GBG	Other Substantial Business Affiliations
Charles E.P. Plowden	Director	Partner & Chief of Investment Staff: Baillie Gifford & Co.*

Edward H. Hocknell	Director	Partner: Baillie Gifford & Co.* Director: Baillie Gifford Overseas Limited*

Dennis J. Manning	Director	Trustee, RS Investment Trust.*** Trustee, RS Variable Products Trust.*** President & Chief Executive Officer, The Guardian Life Insurance Company of America; Director, The Guardian Insurance & Annuity Company, Inc.** Chairman, RS Investments.***

Thomas G. Sorell	Director	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 2003. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc.**

Joseph A. Caruso	Director	Director, Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America. Director, Senior Vice President and Corporate Secretary, 2005-2006; Senior Vice President and Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance and Annuity Company, Inc.

Tim Campbell	Director	Director: Baillie Gifford & Co.*

John Carnegie	Director	Director: Baillie Gifford & Co.*

Margaret Skinner	Director	Executive Vice President, Individual Products Distribution, The Guardian Life Insurance Company of America; Executive Vice President, Individual Products Distribution, The Guardian Insurance & Annuity Company, Inc.

*	Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.
**	Principal business address is 7 Hanover Square, New York, New York 10004.
***	Principal business address is 388 Market Street, San Francisco, California 94111.

Baillie	Gifford Overseas Limited

BG Overseas serves as the sub-sub-adviser for RS International Growth Fund and RS Emerging Markets Fund. BG Overseas is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

A list of BG Overseas’ directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BG Overseas is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Name	Position with BG Overseas	Other Substantial Business Affiliations
Alexander J . Callander	Director

Partner & Chief Executive Officer: Baillie Gifford & Co Director & Chairman: Baillie Gifford & Co Limited

Director & Chairman: Baillie Gifford Savings Management Limited

Director & Chairman: Baillie Gifford Life Limited

Chairman/Director: Mitsubishi UFJ Baillie Gifford Asset Management Limited

Manager &Chairman: Baillie Gifford International LLC

W. Angus B. McLeod	Director	Partner: Baillie Gifford & Co Director: Mitsubishi UFJ Asset Management Limited

Edward H. Hocknell	Director	Partner: Baillie Gifford & Co Director : Guardian Baillie Gifford Limited Vice President: Baillie Gifford Funds

Peter N. D. Cooke	Director	Partner: Baillie Gifford & Co Manager: Baillie Gifford International LLC Vice President: Baillie Gifford Funds

Andrew J. Telfer	Chairman & Chief Executive Officer	Partner: Baillie Gifford & Co Director: Mitsubishi UFJ Baillie Gifford Asset Management Limited Manager: Baillie Gifford International LLC Vice President: Baillie Gifford Funds

T. Scott Nisbet	Director	Partner: Baillie Gifford & Co

Nigel E. Morecroft	Director	Partner: Baillie Gifford & Co

Peter C. Hadden	Director	Director: Baillie Gifford & Co Vice President: Baillie Gifford Funds

D.K. Jackson	Director	Director, Investment Operations: Baillie Gifford Overseas Limited.

William Sutcliffe	Director	Investment Manager: Baillie Gifford & Co.

For information as to any other business, vocation or employment of a substantial nature in which RS Investments, GIS, GBG, or BG Overseas or each of their officers and directors are or have been engaged for his, her, or its own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV filed by each of them under the Investment Advisers Act of 1940, as amended, which are available on the Internet at www.sec.gov.

Item 32.	Principal Underwriter.

GIS is the principal underwriter with respect to each series of the Registrant. The following is the relevant information for GIS.

(a) GIS is the principal underwriter and distributor of the twenty-two series funds comprising RS Investment Trust, namely: RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Small Cap Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the 1940 Act and buy and sell shares of RS Variable Products Trust on behalf of GIAC’s variable contractowners.

(b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York,

New York 10004.

Name	Position(s) with Underwriter	Position(s) with Registrant
Robert E. Broatch	Manager	None

Thomas G. Sorell	Executive Vice President and Chief Investment Officer	None

Richard T. Potter, Jr.	Senior Vice President and Counsel	None

Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration	None

Joseph A. Caruso	Manager, Senior Vice President and Associate Corporate Secretary	None

John H. Walter	Senior Vice President, Equity Financial Management & Control	None

Margaret W. Skinner	Manager, President	None

Richard A. Cumiskey, Jr.	Senior Vice President and Chief Compliance Officer	None

K. Rone Baldwin	Manager	None

Tracy L. Rich W	Executive Vice President, General Counsel and Corporate Secretary	None

Philip Eichinger	Senior Vice President and National Sales Manager of Mutual Funds	None

(c) Not Applicable.

Item 33.	Location of Accounts and Records.

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant’s corporate records are maintained by the Registrant at its offices, 388 Market Street, San Francisco, CA 94111.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

The Registrant has made the following undertakings which are still applicable:

(a)	Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant’s Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

(b)	Registrant has undertaken to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders when available, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant, RS Investment Trust, has duly caused this Post-Effective Amendment No. 81 under the Securities Act and Post-Effective Amendment No. 83 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California, on the 4th day of June, 2010.

RS Investment Trust

By:	/S/ TERRY R. OTTON
Terry R. Otton
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of RS Investment Trust has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/S/ TERRY R. OTTON Terry R. Otton	Trustee, President and Principal Executive Officer	June 4, 2010

JAMES E. KLESCEWSKI* James E. Klescewski	Treasurer and Principal Financial and Accounting Officer	June 4, 2010

JUDSON BERGMAN* Judson Bergman	Trustee	June 4, 2010

KENNETH R. FITZSIMMONS JR.* Kenneth R. Fitzsimmons, Jr.	Trustee	June 4, 2010

ANNE M. GOGGIN* Anne M. Goggin	Trustee	June 4, 2010

DENNIS J. MANNING* Dennis J. Manning	Trustee	June 4, 2010

CHRISTOPHER C. MELVIN* Christopher C. Melvin	Trustee	June 4, 2010

GLORIA S. NELUND* Gloria S. Nelund	Trustee	June 4, 2010

JOHN P. ROHAL* John P. Rohal	Trustee	June 4, 2010

* By:	/S/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith